SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                               September 28, 1999
                               ------------------
                Date of Report (Date of earliest event reported)


                                ORTHODONTIX, INC.
                                -----------------
               (Exact name of Registrant as specified in charter)

           Florida                        000-27836                   65-0643773
           -------                        ---------                   ----------
 (State or other jurisdiction      (Commission File Number)          (IRS Employer
of incorporation or organization)                                 Identification No.)



             600 Brickell Avenue, Suite 300M,  Miami, Florida 33131
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              (Address of Principal Executive Offices) (Zip Code)

                                 (305) 373-1002
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              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

         On August 31, 1999 Ed Strongin, the Company's acting Chief Financial Officer resigned and on September 27, 1999 the Company appointed Alan Jay Weisberg as its new acting Chief Financial Officer.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ORTHODONTIX, INC.
                                    (Registrant)




Dated:  September 28, 1999          By: /s/  F.W. Mort Guilford
                                        ----------------------------------------
                                             F.W. Mort Guilford, President



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